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                      SUPPLEMENT DATED SEPTEMBER 21, 1998
            TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998

              MORGAN STANLEY INSTITUTIONAL FUND, INC. (THE "FUND")
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
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    The Statement of Additional Information is being supplemented to reflect the addition of disclosure concerning investment in Structured Notes. Accordingly, the following paragraph is inserted as the first paragraph on page 17:

    STRUCTURED NOTES

    The Portfolios, to the extent consistent with their investment objectives and policies, may invest in Structured Notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE